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                                                                    Exhibit 10.3
                                                                   Tiffany & Co.
                                                             Report on Form 10-K
                                                                Fiscal Year 1996

                                  TIFFANY & CO.
                             1986 STOCK OPTION PLAN
            (As Restated May 16, 1996 and Amended November 21, 1996)

1. Purpose of the Plan. Under this Stock Option Plan (the "Plan") of Tiffany & Co., a Delaware corporation (the "Company"), options may be granted to eligible employees to purchase shares of the Company's common stock, $.01 par value per share ("Common Stock"). The Plan is designed to enable the Company to attract, retain and motivate such persons by providing for or increasing their proprietary interest in the Company.

2. Stock Subject to Plan. The maximum number of shares that may be subject to options granted hereunder shall be six million four hundred eighteen thousand (6,418,000) shares of Common Stock, subject to adjustments under Section 7 below. Shares of Common Stock subject to the unexercised portions of any options granted under this Plan which expire, terminate or are cancelled may again be subject to options under the Plan.

3. Eligible Persons. The persons eligible to be considered for the grant of options hereunder are key employees of the Company or its parent or subsidiaries.

4. Payment. Payment for Common Stock purchased upon any exercise of an option granted hereunder shall be made in full in cash concurrently with such exercise, except that, if the Committee, as defined in Section 10 herein, shall have authorized such payment and if the Company is not then prohibited from purchasing or acquiring shares of stock, payment may be made in whole or in part with shares of stock of the Company delivered in lieu of cash concurrently with such exercise, the shares so delivered to be valued on the basis of their fair market value on the date of exercise. If the Company is required to withhold an amount on account of any federal or state income tax imposed as a result of any exercise of an option, the optionee shall pay such amount to the Company by check or in cash concurrently with the exercise of the option.

5. Exercise Price. The exercise price for each option granted hereunder shall not be less than 100% of the fair market value of the Common Stock at the date of the grant of such option.

6. Nontransferability. Except as hereinafter provided in this Section 6, any option granted under this Plan shall by its terms be nontransferable by the optionee otherwise than by will, the laws of descent and distribution or pursuant to a "domestic relations order", as defined in the Internal Revenue Code or Title I of the Employee Retirement Income Security Act or the rules


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thereunder, and shall be exercisable, during the optionee's lifetime, only by the optionee. The Committee (as defined below) may, in its discretion, authorize all or a portion of the options to be granted to an optionee to be on terms which permit transfer by such optionee to (i) the spouse, children or grandchildren of the optionee (each an "Immediate Family Member"), (ii) a trust or trusts for the exclusive benefit of any or all Immediate Family Members, or
(iii) a partnership in which any or all Immediate Family Members are the only partners, provided that (x) there may be no consideration paid or otherwise given for any such transfer, (y) the stock option agreement pursuant to which such options are granted must be approved by the Committee, and must expressly provide for transferability in manner consistent with this Section 6, and (z) subsequent transfer of transferred options shall be prohibited otherwise than by will, the laws of descent and distribution or pursuant to a domestic relations order. Following transfer, any such transferred options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of Section 11 hereof the term "optionee" shall be deemed to refer to the transferee. Any period or state of continued employment imposed as a condition to option exercise by the Committee in any stock option agreement shall continue to be applied with respect to the original optionee following transfer and each transferred option shall be exercisable by the transferee only to the extent, and for the periods specified, in such stock option agreement.

7. Adjustments. If the outstanding shares of stock of the class then subject to this Plan are increased or decreased, or are changed into or exchanged for a different number or kind of shares or securities, as a result of one or more reorganizations, recapitalizations, stock splits, reverse stock splits, stock dividends and the like, appropriate adjustments shall be made in the number and/or type of shares or securities for which options may thereafter be granted under this Plan and for which options then outstanding under this Plan may thereafter be exercised. Any such adjustments in outstanding options shall be made without changing the aggregate exercise price applicable to the unexercised portions of such options.

8. Maximum Option Term. No option granted under this Plan may be exercised in whole or in part more than eleven years after the date of grant.

9. Plan Duration. Options may not be granted under this Plan after January 31, 2001.

10. Administration. The Plan shall be administered by a Committee (the "Committee") of the Board of Directors of the Company (the "Board") which shall consist of not less than two Directors of the Company each of whom shall be an "outside director" for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended, and regulations promulgated thereunder. The Board may from time to time add to or remove members from the Committee, and shall have the sole authority to fill vacancies on the Committee. Subject to the express terms and conditions of the Plan and the terms of any option outstanding under the Plan, the Committee shall have full power to construe the Plan and the terms of any option granted under the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan or such options and to make all other determinations necessary or advisable for the administration of the Plan, including, without limitation, the power to determine which persons meet the requirements of Section 3


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hereof for selection as participants in the Plan, and to which of the eligible persons, if any, options shall be granted under the Plan and, subject to the provisions of this Plan, to establish the terms and conditions required or permitted to be included in option agreements. Each member of the Committee shall not, at the time he exercises discretion in administering the Plan, be eligible or at any time within one year prior thereto have been eligible for selection as a person to whom stock options may be granted pursuant to the Plan or any other plan of the issuer or any of its affiliates entitling the participants therein to acquire stock, stock options or stock appreciation rights of the issuer or any of its Affiliates, provided, however, that members of the Committee shall be entitled to elect participation in the Company's 1988 Director Option Plan.

11. Amendment and Termination. The Board may at any time alter, amend, suspend or terminate this Plan. However, unless taken with the approval of the stockholders of the Company, no such action of the Board may:

(A)   materially increase the benefits accruing to participants in the Plan;

(B) materially increase the number of securities which may be issued under the Plan; or

(C) materially modify the requirements as to eligibility for participation in the Plan.

In addition, no such action shall deprive any optionee, without his consent, of any option granted to the optionee pursuant to the Plan or of any of his rights under such option.

12. Exercise in Installments. Subject to Section 13 below options granted under the Plan shall become exercisable in four equal installments as follows: on or after the first anniversary of the grant date twenty-five (25%) percent; and twenty-five (25%) percent on or after the second, third and fourth anniversary of the grant date, respectively.

13. Change of Control. On the occurrence of a Change in Control of the Company, any time periods relating to the exercise of any stock option granted under the Plan shall be accelerated so that such options (including any unmatured installments thereof) may be immediately exercised in full. A "Change in Control of the Company" shall be deemed to have occurred if: (A) any person or group of persons acting in concert acquires thirty-five percent (35%) in voting power or amount of the equity securities of the Company (including the acquisition of any right, option, warrant or other right to obtain such voting power or amount, whether or not presently exercisable) unless such acquisition is authorized or approved of by the Board of Directors of the Company; (B) individuals who constitute the Board of Directors of the Company on January 21, 1988 (the "Incumbent Board") cease for any reason to constitute at least a majority of such Board of Directors, provided that any individual becoming a director subsequent to the date January 21, 1988 whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board (either by a specific vote or by approval of the proxy statement of the Company in which such individual is named as a nominee for director) shall be, for the purposes of this subsection (B), considered as though such individual were a member of the Incumbent Board; or (C) any other circumstance


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with respect to a change in control of the Company occurs which the Committee deems to be a Change in Control of the Company. As used herein, the word "person" shall mean an individual or an entity.

14. Termination of Employment for the Convenience of the Company. The Committee, in the case of an employee's termination of employment for the convenience of the Company, shall have the authority, exercisable in the discretion of the Committee on a case by case basis, to (i) extend the date by which option installments must be exercised following an employee's termination of employment (the "Reference Date"), but in no event to a date later than the earlier of the third anniversary of the date of such employee's termination of employment (the "Third Anniversary Date") or the Expiration Date, (ii) extend the Exercise Date, but in no event to a date later than the earlier of the Third Anniversary Date or the Expiration Date, and/or (iii) accelerate the vesting of option installments which have not become exercisable as of the Reference Date, but in no event to a date earlier than six months following the date of grant of the option; provided, however, that, in each such case, the Committee shall have the authority to extend the Reference Date and/or the Exercise Date to a date no later than the Expiration Date.

15. Maximum Option Grants to an Eligible Person. The maximum number of shares of Common Stock subject to option grants made in any fiscal year of the Company to any one eligible person hereunder shall be fifty thousand (50,000) shares.

                                    --------

                                  TIFFANY & CO.
                               Stock Option Terms
                        Under the 1986 Stock Option Plan
      (As Amended to Reflect Changes in the Plan Adopted November 26, 1996)

The following terms and conditions govern the grant of stock options made between Tiffany & Co., a Delaware corporation (the "Company") and the Optionee identified in the attached Notice of Grant of Stock Options (the "Notice") as of the date cited thereon (the "Grant Date").

The Committee administering the Company's Stock Option Plan (the "Plan") has granted to the Optionee on the Grant Date an option (the "Option") to purchase shares of the common stock of the Company $.01 par value ("Company Stock") on the terms and conditions set forth herein.

In consideration of the grant of Option, and of the mutual covenants set forth herein and other good and valuable consideration, the parties whose signatures appear on the Notice have agreed as follows:

1. Shares Granted; Option Price. The Optionee may purchase all or any part of the aggregate of the Total Shares Granted ("Granted Shares") of Common Stock, at the Price Per Share (the "Option Price") stated in the attached Notice (which shall not be less than the fair


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market value on the date of grant) on the terms and conditions set forth herein.
Both the Option Price and the Granted Shares are stated on the Notice.

2. Option Term; Times of Exercise. The Option term shall end on the expiration date stated on the Notice (the "Expiration Date") which in no case shall be greater than eleven (11) years from the date of grant of this option; at the conclusion of such option term this Option shall not be exercisable in whole or in part.

(a) Subject to the foregoing option term, to Paragraph 13 below and as further limited by Paragraph 3 below, this Option shall become exercisable in four equal installments as follows: on or after the first anniversary of the Grant Date twenty-five (25%) percent of the aggregate number of shares for which the Option has been granted may be purchased at the Option Price; three additional installments of twenty-five (25%) percent of the aggregate number of shares for which the Option has been granted may be purchased at the Option Price on or after the second, third and fourth anniversary of the Grant Date respectively.

(b) Prior to the dates set forth above in Paragraph 2(a), this Option shall not be exercisable, except as Permitted by Paragraphs 8 and 13 below.

(c) No fractional shares of the Common Stock shall be issued on exercise of this Option, in whole or in part. In the event that the aggregate number of shares for which this Option has been granted is not integrally divisible by 4, fractional shares resulting from said calculation may only be purchased as whole shares when later installments become exercisable, if at all.

3. Right to Purchase as Affected by Termination of Employment or Death.

(a) If Optionee ceases to be employed by the Company or its parent or subsidiary for any reasons other than Optionee's retirement, death or disability (within the meaning of Section 105(d)(4) of the Internal Revenue Code), this Option, subject to earlier termination pursuant to Paragraph 8 hereof, shall expire three months thereafter, and during such period after Optionee ceases to be an employee, this Option shall be exercisable only as to those shares, if any, with respect to which the Optionee could have exercised Option as of the date of such cessation of employment.

(b) If Optionee shall retire pursuant to the Company's retirement practice, or shall die or become disabled while in the employment of the Company or its parent or subsidiary, the Optionee or, in the case of death, the person or persons to whom the Optionee's rights under the Option shall have passed by will or the applicable laws of descent and distribution, shall have the right to exercise the Option during the twelve months following the date of such retirement, disability or death as to those shares, if any, with respect to which the Optionee could have exercised this Option as of the date of such retirement, disability or death, subject to earlier termination pursuant to Paragraph 8 hereof.


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4. Exercise: Payment for and Delivery Stock. The Option may be exercised only by the Optionee or his transferees by will or the laws of descent and distribution. This Option may be exercised by giving written notice of exercise to the Company specifying the number of shares to be purchased and the total purchase price, accompanied by a cashier's, certified bank check or other check drawn on the account of an established financial institution, to the order of the Company or, if authorized by the Committee, by delivery of shares of stock of the Company in payment of such price. Any such shares shall be valued at the fair market value of such shares on the date of exercise.

5. Legality. No shares of Common Stock may be issued or transferred unless and until all legal retirements applicable to such issuance or transfer have, in the opinion of the Company, been complied with. The Optionee shall, if requested by the Company, give assurances satisfactory to the Company with respect to such matters as the Company may deem desirable to assure compliance with all applicable legal requirements including, without limitation, such assurances as the Company may deem advisable to ensure the availability of an exemption from registration under the Securities Act of 1933, as amended, for the Common Stock purchased on exercise of this Option.

6. Adjustments in Stock. Subject to the provisions of the Plan, if the outstanding shares of the Company of the class subject to the Option are increased or decreased, or are changed into or exchanged for a different number of kind of shares or securities as a result of one or more reorganizations, recapitalizations, stock splits, reverse stock splits, stock dividends and the like, appropriate adjustments, to be conclusively determined by the Committee, shall be made in the number and/or type of shares or securities subject to this Option and the Option price, so that the total purchase price of the shares then subject to this Option shall remain unchanged.

7. Non-Transferability of Option; Transferable Options. Unless the Notice specifies that this is a transferable option, this Option is not transferable otherwise than by will or the laws of descent and distribution or pursuant to a "domestic relations order", as defined in the Internal Revenue Code or Title I of the Employee Retirement Income Security Act or the rules thereunder, and shall not be otherwise transferred, assigned, pledged, hypothecated or otherwise disposed of in any way, whether by operation of law or otherwise, nor shall it be subject to execution, attachment or similar process. If the Notice specifies that this is a transferable option, this option may be transferred by the Optionee to (i) the spouse, children or grandchildren of the Optionee (each an "Immediate Family Member"), (ii) a trust or trusts for the exclusive benefit of any or all Immediate Family Members, or (iii) a partnership in which any or all Immediate Family Members are the only partners, provided that (x) there may be no consideration paid or otherwise given for any such transfer, and (y) subsequent transfer of transferred options is prohibited otherwise than by will, the laws of descent and distribution or pursuant to a domestic relations order. Following transfer, this option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of Section 11 hereof the term "Optionee" shall be deemed to refer to the transferee. Any period or state of continued employment imposed as a condition to option exercise herein shall continue to be applied with respect to the original Optionee following transfer and this option shall be


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exercisable by the transferee only to the extent, and for the periods specified, herein. Upon any attempt to transfer this Option otherwise than as permitted herein or to assign, pledge, hypothecate or otherwise dispose of this Option otherwise than as permitted herein, or upon the levy of any execution, attachment or similar process upon this Option, this Option shall immediately terminate and become null and void.

8. Terminating Transactions. Upon the dissolution or liquidation of the Company, or upon a reorganization, merger consolidation of the Company, or upon a reorganization, merger or consolidation of the Company with one or more corporations as a result of which the Company goes out of existence or becomes a subsidiary of another corporation, or upon the acquisition of substantially all of the property or more than eighty percent (80%) of the then outstanding stock of the Company by another corporation ("Terminating Transactions" herein), this Option shall terminate unless provision be made in writing in connection with such transaction for the assumption of the Option or the substitution for the Option of a new option covering the stock of a successor employer corporation, or a parent or subsidiary thereof or of the Company, with appropriate adjustments as to the number and kind of shares and prices, in which event this Option shall continue in the manner and under the terms so provided. If this Option shall terminate pursuant to the foregoing sentence, the person then entitled to exercise any unexercised portions of the Option shall have the right, at such time immediately prior to the consummation of the Terminating Transaction as the Company shall designate, to exercise this Option to the full extent no theretofore exercised, including any unmatured installments.

9. Notices. Any notice to be given to the company shall be personally delivered to or addressed to the Secretary of the Company, at its principal office, and any notice to be given to the Optionee shall be addressed to him at the address given beneath his signature hereto, or at such other address as the Optionee may hereafter designate in writing to the Company. Any notice to the Company is deemed given when received by the Company. Any notice to the Optionee is deemed given when enclosed in a properly sealed envelope addressed as aforesaid, registered or certified, and deposited, postage and registration or certification fee pre-paid, in a post office or branch post office regularly maintained by the United States.

10. Withholding. The Company may make such provisions as it may deem appropriate for the withholding of any taxes which the Company determines its required to withhold in order to be entitled to a deduction for federal income taxes in connection with this Agreement and the transactions contemplated thereby.

11. Stock Option Plan. This Option is subject to all of the terms and conditions of the Company's 1986 Stock Option Plan as previously amended and as the same shall be amended from time to time in accordance with terms thereof, but no such amendment shall adversely affect the Optionee's rights under this Option.

12. Employment. Nothing in the Plan or in this Agreement shall confer upon the Optionee any right to continue in the employment of the Company or a subsidiary.


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13. Change in Control. Notwithstanding Paragraph 2 above, on the occurrence of a
Change in Control of the Company, any time periods relating to the exercise of any stock option which have not expired shall be accelerated so that such options (including any unmatured installments thereof) may be immediately exercised in full. A "Change in Control of the Company" shall be deemed to have occurred if: (A) any person or group of persons acting in concert acquired thirty-five percent (35%) in voting power or amount of the equity securities of the Company (including the acquisition of any right, option warrant or other right to obtain such voting power or amount, whether or not presently exercisable) unless such acquisition is authorized or approved of by the Board of Directors of the Company, (B) individuals who constituted the Board of Directors of the Company on January 21, 1988 (the "Incumbent Board") cease for any reason to constitute at least a majority of such Board of Directors, provided that any individual becoming a director subsequent to January 21, 1988 whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board (either by a specific vote or by approval of the proxy statement of the Company in which such individual is named as a nominee for director) shall be, for the purposes of this paragraph 13, considered as though such individual were a member of the Incumbent Board; or (C) any other circumstance with respect to a change in control of the Company occurs which the Committee of the Board of Directors deems to be a Change in Control of the Company. As used herein, the word "person" shall mean an individual or an entity.

14. Laws Applicable to Construction. This Agreement shall be construed and enforced in accordance with the laws of the State of New York.


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